UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): JUNE 13, 2003


                             PARLUX FRAGRANCES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                0-15491                           22-2562955
       (Commission File Number)         (IRS Employer Identification No.)


              3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone Number, including area code): 954-316-9008

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

Withdrawal of Tender Offer
--------------------------

On June 13, 2003, the Board of Directors received a letter from Quality King Distributors, Inc., withdrawing their proposal to acquire all of the outstanding shares of common stock of Parlux at $4.00 per share in cash. The all-cash offer, which was made originally to the Board of Directors of Parlux on May 19, 2003 by Quality King and Ilia Lekach, the current Chairman of the Board of Directors of Parlux, was conditioned upon Quality King receiving the approval of its lenders to the transaction, among other things. Quality King has been unable to obtain the approval of its lenders to the transaction.

ITEM 7.  FINANCIAL STATMENTS AND OTHER EXHIBITS

     (c)  Exhibits

          99.2      Letter of Withdrawal from Quality King Distributors, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PARLUX FRAGRANCES, INC.


Date:  June 17, 2003            /s/ Frank A. Buttacavoli
                                ----------------------------
                                Frank A. Buttacavoli,
                                Executive Vice President, Chief Operating
                                Officer,  Chief  Financial Officer and Director
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                                  EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------

99.2                Letter of Withdrawal from Quality King Distributors, Inc.